SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 23, 2004


                                 PIZZA INN, INC.

             (Exact name of registrant as specified in its charter)



          MISSOURI                    0-12919               47-0654575
(State or other jurisdiction (Commission (I.R.S. Employer of incorporation or organization) File Number)Identification Number)


                    3551 PLANO PARKWAY, THE COLONY, TX 75056

               (Address of principal executive offices)(zip code)



      Telephone number of registrant, including area code:  (469) 384-5000




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
ITEM  5.

See  attached  Exhibit  1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              PIZZA  INN,  INC.


                              By:  _________________________________
          Shawn  M.  Preator,  Chief  Financial  Officer

Date:     January  23,  2004